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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 16, 1997
                                                         ----------------

                            THE B.F.GOODRICH COMPANY
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               (Exact name of registrant as specified in charter)

New York                            1-892                             34-0252680
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(State or other                 (Commission                        (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

             4020 Kinross Lakes Parkway, Richfield, Ohio 44286-9368
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               (Address of principal executive offices) (Zip Code)

         Registrants telephone number, including area code 330-659-7600
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 5.        Other Events
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     On August 15, 1997, The B.F.Goodrich Company sold its chlor-alkali and olefins business. The Company reported that business as a discontinued operation in the Form 10-Q it filed for the quarter ended June 30, 1997. The Company will shortly file a joint proxy statement/registration statement in connection with the proposed merger with Rohr, Inc., announced on September 22, 1997. The joint proxy statement/registration statement will incorporate the past three years of audited financial statements of the Company. Because the chlor-alkali and olefins business is considered a discontinued operation for financial reporting purposes, the Company has to restate its historical financial statements. Reference is made to Exhibit 99 for the restated financial statements for the Company for the years ended December 31, 1996, 1995 and 1994.

Item 7.          Financial Statements and Exhibits
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Exhibit 11       Statement re Computation of Per Share Earnings

Exhibit 23       Consent of Ernst & Young LLP

Exhibit 27       Financial Data Schedule

Exhibit 99       Report of Independent Auditors

                 Consolidated Statement of Income for years ended December 31, 1996, 1995 and 1994

                 Consolidated Balance Sheet as of December 31, 1996 and 1995

                 Consolidated Statement of Cash Flows for years ended December 31, 1996, 1995 and 1994

                 Consolidated Statement of Shareholders' Equity for years ended December 31, 1996, 1995 and 1994

                 Notes to Consolidated Financial Statements

                 Selected Five-Year Financial Data


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE B.F.GOODRICH COMPANY

                                               By /s/ Nicholas J. Calise
                                                  ----------------------
                                                  Nicholas J. Calise, Secretary

Dated: October 16, 1997